Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Walter A. Dods, Jr.
                                                Walter A. Dods, Jr.

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Paul Mullin Ganley
                                                Paul Mullin Ganley

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Dr. Richard T. Mamiya
                                                Dr. Richard T. Mamiya

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Dr. Fujio Matsuda
                                                Dr. Fujio Matsuda

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ George P. Shea, Jr.
                                                George P. Shea, Jr.

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ John W.A. Buyers
                                                John W.A. Buyers

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ John C. Couch
                                                John C. Couch

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, her true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as she might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                               /s/ Dr. Julia Ann Frolich
                                               Dr. Julia Ann Frolich

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ David M. Haig
                                                David M. Haig

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ John A. Hoag
                                                John A. Hoag

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Bert T. Kobayashi
                                                Bert T. Kobayashi

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Dr. Roderick F. McPhee
                                                Dr. Roderick F. McPhee

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ John K. Tsui
                                                John K. Tsui

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Fred C. Weyand
                                                Fred C. Weyand

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Robert C. Wo
                                                Robert C. Wo

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of First Hawaiian, Inc., a Delaware corporation (the "Corporation"), which intends to file with the Securities and Exchange Commission (the "SEC"), under the Securities Act of 1933, a Registration Statement, on Form S-4 and/or such other Form or Forms as shall be appropriate, with such amendments thereto (including post-effective amendments) as may be necessary or appropriate, together with any and all exhibits and other documents having relation to such Registration Statement, for the registration under such Act of capital stock of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, among the Corporation, ANB Acquisition Corporation ("Merger Sub") and ANB Financial Corporation, a Washington corporation ("ANB"), pursuant to which Merger Sub would be merged with and into ANB, as the same may be amended, hereby constitutes and appoints WALTER A. DODS, JOHN K. TSUI and HOWARD H. KARR, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power to act without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), as said attorneys or any of them shall deem necessary or appropriate, together with any and all exhibits and documents necessary or incidental in connection therewith, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting such attorneys-in-fact and agents, and each of them severally, full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of May, 1996.



                                                /s/ Howard H. Karr
                                                Howard H. Karr